UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ---------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report October 4, 2000


                          COMMISSION FILE NO. 333-71213

                         MINNESOTA CORN PROCESSORS, LLC
             (Exact name of registrant as specified in its charter)

           COLORADO                                      41-1928467
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                  901 NORTH HIGHWAY 59, MARSHALL, MN 56258-2744
                    (Address of principal executive offices)

                                 (507) 537-2676
               (Registrant's telephone number including area code)






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ITEM 5.  OTHER EVENTS

         On October 4, 2000, Minnesota Corn Processors, LLC, a Colorado Limited Liability Company, agreed in principle with Corn Products International, Inc. to establish a joint marketing company to be named CornProductsMCP Sweeteners LLC. A press release describing this agreement is attached hereto as Exhibit 99.1 and incorporated by reference.

         On November 1, 2000, Minnesota Corn Processors, LLC along with Corn Products International, Inc. announced that the Federal Trade Commission of the United States Department of Justice had granted early termination of the Hart-Scott-Rodino waiting period in connection with the formation of the joint marketing company known as CornProductsMCP Sweeteners LLC. The joint marketing company has been formed and Executive Officers and the Board Chairman have been appointed. A press release describing these matters in more detail is attached hereto as
         Exhibit 99.2 and incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1 Press release dated October 4, 2000, announcing the formation of joint marketing company

         99.2 Press release dated November 1, 2000, announcing early termination of Hart-Scott-Rodino waiting period













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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  MINNESOTA CORN PROCESSORS, LLC





Dated: November 9, 2000


                                  By  /s/ L. Dan Thompson
                                      ---------------------------------
                                             L. Dan Thompson
                                             President and Chief
                                              Executive Officer





Dated: November 9, 2000

                                  By  /s/ Daniel H. Stacken
                                      ---------------------------------
                                          Daniel H. Stacken
                                          Vice President and Chief
                                           Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                DESCRIPTION

99.1                          Press Release dated October 4, 2000
99.2                          Press Release dated November 1, 2000











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